UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

Golden Queen Mining Co. Ltd.
(Exact name of registrant as specified in its charter)

0-21777
(Commission File Number)

British Columbia	Not applicable
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5
(Address of principal executive offices) (Zip Code)

(604) 921-7570
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2015, Golden Queen Mining Co. Ltd. (the “Company”) issued a press release announcing its 2014 year-end financial results. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 16, 2015, the Company issued a press release entitled “GOLDEN QUEEN REPORTS FINANCIAL RESULTS FOR THE YEAR ENDING DECEMBER 31, 2014”. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release dated March 16, 2015.

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Queen Mining Co. Ltd.
Date	March 16, 2015	(Registrant)

/s/ Lutz Klingmann
Lutz Klingmann, President

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated March 16, 2015.

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD